VA-1 Separate Account of UNUM Life Insurance Company of America

VA-1 Separate Account of UNUM Life Insurance Company of America
Statements of assets and liabilities
December 31, 2024

Subaccount	Investments	Total Assets	Net Assets

BNY Mellon Stock Index Fund, Inc. - Initial Class	$634,583	$634,583	$634,583
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Class	236,964	236,964	236,964
Fidelity® VIP Asset Manager Portfolio - Initial Class	374,408	374,408	374,408
Fidelity® VIP Equity-Income Portfolio - Initial Class	654,578	654,578	654,578
Fidelity® VIP Government Money Market Portfolio - Initial Class	191	191	191
Fidelity® VIP Growth Portfolio - Initial Class	3,194,458	3,194,458	3,194,458
LVIP American Century Balanced Fund - Standard Class II	137,893	137,893	137,893
T. Rowe Price International Stock Portfolio	93,401	93,401	93,401
See accompanying notes

VA-1 Separate Account of UNUM Life Insurance Company of America
Statements of operations
Year Ended December 31, 2024

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase in Net Assets Resulting from Operations
BNY Mellon Stock Index Fund, Inc. - Initial Class	$7,755	$(8,169)	$(414)	$83,553	$47,569	$131,122	$8,527	$139,235
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Class	2,883	(4,262)	(1,379)	(2,816)	—	(2,816)	15,189	10,994
Fidelity® VIP Asset Manager Portfolio - Initial Class	9,269	(6,466)	2,803	30,359	3,276	33,635	4,790	41,228
Fidelity® VIP Equity-Income Portfolio - Initial Class	11,464	(8,841)	2,623	31,935	38,124	70,059	26,337	99,019
Fidelity® VIP Government Money Market Portfolio - Initial Class	6	—	6	—	—	—	—	6
Fidelity® VIP Growth Portfolio - Initial Class	27	(43,333)	(43,306)	529,576	679,676	1,209,252	(253,752)	912,194
LVIP American Century Balanced Fund - Standard Class II	2,851	(1,673)	1,178	1,722	—	1,722	10,890	13,790
T. Rowe Price International Stock Portfolio	907	(1,147)	(240)	115	2,347	2,462	(366)	1,856
See accompanying notes

VA-1 Separate Account of UNUM Life Insurance Company of America
Statements of changes in net assets
Years Ended December 31, 2023 and 2024

	BNY Mellon Stock Index Fund, Inc. - Initial Class	BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Class	Fidelity® VIP Asset Manager Portfolio - Initial Class	Fidelity® VIP Equity-Income Portfolio - Initial Class	Fidelity® VIP Government Money Market Portfolio - Initial Class	Fidelity® VIP Growth Portfolio - Initial Class	LVIP American Century Balanced Fund - Standard Class II	T. Rowe Price International Stock Portfolio
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$769,284	$476,153	$560,120	$723,453	$—	$2,745,179	$149,924	$80,710

Changes From Operations:
Net investment income (loss)	1,066	(4,079)	6,398	4,796	—	(33,472)	968	(172)
Net realized gain (loss) on investments	119,884	7,787	5,620	24,315	—	217,756	(2,069)	(12)
Net change in unrealized appreciation or depreciation on investments	49,532	33,262	48,878	34,878	—	741,287	19,448	12,116
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	170,482	36,970	60,896	63,989	—	925,571	18,347	11,932

Changes From Unit Transactions:
Net unit transactions	(254,388)	(47,977)	(43,608)	(58,626)	—	(229,404)	(27,687)	(984)
NET DECREASE IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(254,388)	(47,977)	(43,608)	(58,626)	—	(229,404)	(27,687)	(984)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(83,906)	(11,007)	17,288	5,363	—	696,167	(9,340)	10,948

NET ASSETS AT DECEMBER 31, 2023	685,378	465,146	577,408	728,816	—	3,441,346	140,584	91,658

Changes From Operations:
Net investment income (loss)	(414)	(1,379)	2,803	2,623	6	(43,306)	1,178	(240)
Net realized gain (loss) on investments	131,122	(2,816)	33,635	70,059	—	1,209,252	1,722	2,462
Net change in unrealized appreciation or depreciation on investments	8,527	15,189	4,790	26,337	—	(253,752)	10,890	(366)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	139,235	10,994	41,228	99,019	6	912,194	13,790	1,856

Changes From Unit Transactions:
Net unit transactions	(190,030)	(239,176)	(244,228)	(173,257)	185	(1,159,082)	(16,481)	(113)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(190,030)	(239,176)	(244,228)	(173,257)	185	(1,159,082)	(16,481)	(113)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(50,795)	(228,182)	(203,000)	(74,238)	191	(246,888)	(2,691)	1,743

NET ASSETS AT DECEMBER 31, 2024	$634,583	$236,964	$374,408	$654,578	$191	$3,194,458	$137,893	$93,401
See accompanying notes

VA-1 Separate Account of UNUM Life Insurance Company of America
Notes to financial statements
December 31, 2024
1. Accounting Policies and Variable Account Information
Organization: VA-1 Separate Account of UNUM Life Insurance Company of America (the Variable Account) is a segregated investment account of UNUM Life Insurance Company of America (UNUM America) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account are part of the operations of UNUM America. The Variable Account was established in accordance with the laws of the State of Maine. Its registration statement became effective in 1989. The assets are held for the exclusive benefit of UNUM America variable annuity contract owners and may not be used to satisfy any obligations that may arise from any other business conducted by UNUM America. Any excess of assets over reserves and other contract liabilities may be transferred to UNUM America's General Account. Principal markets are hospitals and not-for-profit organizations located throughout the United States, with specific concentrations in the states of New York and California. The Variable Account only offers one product (Variable Annuity I) at one fee rate.
On October 1, 1996, UNUM America completed the sale of its group tax-sheltered annuity (TSA) business to The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (Lincoln New York), a wholly owned subsidiary of Lincoln Life. The contracts were initially reinsured on an indemnity and an assumption basis. Upon consent of the TSA contract holders and/or participants, the contracts are considered reinsured on an assumption basis, legally releasing UNUM America from future contractual obligation to the respective contract holders and/or participants. Assets attributable to such participants' contracts were then transferred to separate accounts of Lincoln Life and Lincoln New York. Assets attributable to contracts of participants with respect to which such consent was not obtained remained in the Variable Account. Lincoln Financial Advisors Corporation, a non-affiliate of UNUM America, and an affiliate of Lincoln Life, acted as distributor and principal underwriter of the Variable Account.
Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.
Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.
Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of eight available mutual funds (the Funds) of five open-ended management investment companies, each Fund with its own investment objective. The Funds are:

BNY Mellon Stock Index Fund, Inc.:
BNY Mellon Stock Index Fund, Inc. - Initial Class

BNYM Mellon Variable Investment Fund:
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Class

Fidelity® Variable Insurance Products:
Fidelity® VIP Asset Manager Portfolio - Initial Class
Fidelity® VIP Equity-Income Portfolio - Initial Class
Fidelity® VIP Government Money Market Portfolio - Initial Class
Fidelity® VIP Growth Portfolio - Initial Class

Lincoln Variable Insurance Products Trust*:
LVIP American Century Balanced Fund - Standard Class II

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio
* Denotes an affiliate of the Company
The Fidelity VIP Government Money Market Portfolio is used only for investments of initial contributions for which UNUM America has not received complete order instructions. Upon receipt of complete order instructions, the payments transferred to the Fidelity VIP Government Money Market Portfolio are allocated to purchase shares of one of the above Funds.
Each subaccount invests in shares of a single underlying Fund. The investment performance of the subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders’ investments in the Fund and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

VA-1 Separate Account of UNUM Life Insurance Company of America
Notes to financial statements (continued)
1. Accounting Policies and Variable Account Information (continued)
Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2024. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.
Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account’s investments in the Funds have not been classified in the fair value hierarchy.
Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.
ASC 946-10-15, “Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions” provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity’s purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.
Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date with the exception of Fidelity VIP Government Money Market Portfolio which is invested monthly. Dividend income is recorded on the ex-dividend date.
Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of UNUM America, which is taxed as a “life insurance company” under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account’s Net Investment Income (Loss) and the Net Realized Gain (Loss) on Investments.
Segment Reporting: In this reporting period, we adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures ("ASU 2023-07"). Adoption of the new standard impacted financial statement disclosures only and did not affect our financial position or the results of its operations.
Each subaccount of the Variable Account constitutes a single operating segment and therefore, a single reportable segment because the CODM manages the activities of the Variable Account using information of each fund. The Variable Account is engaged in a single line of business as a registered unit investment trust. The Variable Account is a funding vehicle for individual variable annuity contracts with assets owned by UNUM America to support the liabilities of the applicable insurance contracts. The subaccounts have identified the Board of Directors of the Lincoln Financial Investments Corporation as the chief operating decision maker ("CODM") as the Variable Account does not have employees and is not a separate legal entity.
The CODM uses Net Increase (Decrease) in Net Assets Resulting from Operations as their performance measure in order to make operational decisions while monitoring the net assets of each of the subaccounts within the Variable Account. The accounting policies used to measure profit and loss of the segments are the same as those described in the Accounting Policies and Variable Account Information (see note 1). The measure of segment assets is reported on the Statements of assets and liabilities as Total Assets and significant segment expenses are listed on the Statements of operations. Refer to the Statements of operations and Statements of changes in net assets for each subaccount's operating segment results as of December 31, 2024 and 2023.
Investment Fund Changes: During 2024, the Lincoln Variable Insurance Products Trust assumed the assets and liabilities of the American Century Variable Portfolios, Inc. The following funds were affected:

Predecessor Fund	Fund
American Century VP Balanced Fund - Class I	LVIP American Century Balanced Fund - Standard Class II

VA-1 Separate Account of UNUM Life Insurance Company of America
Notes to financial statements (continued)
2. Mortality and Expense Guarantees and Other Transactions with Affiliates
UNUM America is the depositor for the Variable Account. Although UNUM America deducts for sales and administrative expenses under the contracts, UNUM America assumes an expense risk that these deductions may prove insufficient to cover the cost of those expenses.
In addition, UNUM America assumes a mortality risk under the contracts in that it agrees to make annuity payments regardless of how long a particular annuitant or their payee lives and how long all annuitants or other payees in a class live, if payment options involving life contingencies are chosen. Those annuity payments are determined in accordance with annuity purchase rate provisions established at the time the contracts are issued. UNUM America also assumes a mortality risk in providing a death benefit under the contracts.
To compensate UNUM America for assuming these mortality and expense risks, an effective annual mortality and expense risk charge of 1.20% of each portfolio's average daily net assets is imposed on each portfolio within the Variable Account with the exception of Fidelity VIP Government Money Market Portfolio. The mortality and expense risk charges for each of the variable subaccounts are reported in the Statements of operations.
UNUM America charges an annual account fee which varies by product. Refer to the product prospectus for the account fee rate. The account fees are for items such as processing applications, issuing contracts, policy value calculation, confirmations and periodic reports. UNUM America, upon surrender of a policy, may assess a surrender charge. There were no account fees and surrender charges retained by UNUM America for the years ended December 31, 2024 and 2023.
Surrender and contract charges are included within Net unit transactions on the Statements of changes in net assets.

VA-1 Separate Account of UNUM Life Insurance Company of America
Notes to financial statements (continued)
3. Financial Highlights
A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2024, follows:

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

BNY Mellon Stock Index Fund, Inc. - Initial Class	2024		1.20%	1.20%	200.39	200.39	3,167	634,583	23.18%	23.18%	1.14%
	2023		1.20%	1.20%	162.69	162.69	4,213	685,378	24.43%	24.43%	1.34%
	2022		1.20%	1.20%	130.75	130.75	5,884	769,284	-19.29%	-19.29%	1.28%
	2021		1.20%	1.20%	162.01	162.01	8,290	1,343,019	26.88%	26.88%	1.11%
	2020		1.20%	1.20%	127.69	127.69	11,922	1,522,244	16.60%	16.60%	1.56%

BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Class	2024		1.20%	1.20%	56.51	56.51	4,193	236,964	3.37%	3.37%	0.81%
	2023		1.20%	1.20%	54.67	54.67	8,508	465,146	7.98%	7.98%	0.34%
	2022		1.20%	1.20%	50.63	50.63	9,404	476,153	-17.62%	-17.62%	0.00%
	2021		1.20%	1.20%	61.46	61.46	10,931	671,799	15.07%	15.07%	0.12%
	2020		1.20%	1.20%	53.41	53.41	14,096	752,834	18.46%	18.46%	0.63%

Fidelity® VIP Asset Manager Portfolio - Initial Class	2024		1.20%	1.20%	62.88	62.88	5,954	374,408	7.20%	7.20%	1.72%
	2023		1.20%	1.20%	58.65	58.65	9,844	577,408	11.60%	11.60%	2.36%
	2022		1.20%	1.20%	52.56	52.56	10,657	560,120	-15.95%	-15.95%	2.04%
	2021		1.20%	1.20%	62.53	62.53	11,455	716,344	8.61%	8.61%	1.33%
	2020		1.20%	1.20%	57.58	57.58	17,593	1,012,949	13.50%	13.50%	1.40%

Fidelity® VIP Equity-Income Portfolio - Initial Class	2024		1.20%	1.20%	94.57	94.57	6,921	654,578	13.97%	13.97%	1.56%
	2023		1.20%	1.20%	82.98	82.98	8,783	728,816	9.33%	9.33%	1.87%
	2022		1.20%	1.20%	75.90	75.90	9,532	723,453	-6.09%	-6.09%	1.76%
	2021		1.20%	1.20%	80.82	80.82	13,315	1,076,171	23.40%	23.40%	1.79%
	2020		1.20%	1.20%	65.49	65.49	16,432	1,076,177	5.42%	5.42%	1.81%

Fidelity® VIP Government Money Market Portfolio - Initial Class	2024	4/17/2024	0.00%	0.00%	21.08	21.08	9	191	3.50%	3.50%	3.45%

Fidelity® VIP Growth Portfolio - Initial Class	2024		1.20%	1.20%	271.17	271.17	11,780	3,194,458	28.84%	28.84%	0.00%
	2023		1.20%	1.20%	210.48	210.48	16,350	3,441,346	34.61%	34.61%	0.13%
	2022		1.20%	1.20%	156.36	156.36	17,557	2,745,179	-25.36%	-25.36%	0.64%
	2021		1.20%	1.20%	209.48	209.48	20,902	4,378,595	21.75%	21.75%	0.00%
	2020		1.20%	1.20%	172.06	172.06	25,717	4,424,907	42.18%	42.18%	0.07%

LVIP American Century Balanced Fund - Standard Class II	2024		1.20%	1.20%	69.00	69.00	1,998	137,893	10.73%	10.73%	2.04%
	2023		1.20%	1.20%	62.32	62.32	2,256	140,584	15.02%	15.02%	1.94%
	2022		1.20%	1.20%	54.18	54.18	2,767	149,924	-18.25%	-18.25%	1.12%
	2021		1.20%	1.20%	66.28	66.28	5,229	346,589	14.39%	14.39%	0.72%
	2020		1.20%	1.20%	57.94	57.94	5,825	337,493	11.19%	11.19%	1.16%

VA-1 Separate Account of UNUM Life Insurance Company of America
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

T. Rowe Price International Stock Portfolio	2024		1.20%	1.20%	29.26	29.26	3,192	93,401	2.02%	2.02%	0.95%
	2023		1.20%	1.20%	28.68	28.68	3,196	91,658	14.85%	14.85%	1.00%
	2022		1.20%	1.20%	24.97	24.97	3,232	80,710	-16.82%	-16.82%	0.71%
	2021		1.20%	1.20%	30.02	30.02	4,714	141,526	0.11%	0.11%	0.58%
	2020		1.20%	1.20%	29.99	29.99	4,823	144,646	13.08%	13.08%	0.40%
(1)    Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed. In the scenario where a subaccount commenced operations during the year, the total returns may not bear proportion to the fee rate range if multiple fee rates commenced during the year.
(2)    These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts that existed for the entire year. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.
(3)    As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year.
(4)    These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.As the total return is presented as a range of minimum to maximum values for only those subaccounts that existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year.
(5)    These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.
Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

VA-1 Separate Account of UNUM Life Insurance Company of America
Notes to financial statements (continued)
4. Purchases and Sales of Investments
The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2024:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales

BNY Mellon Stock Index Fund, Inc. - Initial Class	$88,241	$231,116
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Class	5,455	246,010
Fidelity® VIP Asset Manager Portfolio - Initial Class	12,488	250,637
Fidelity® VIP Equity-Income Portfolio - Initial Class	49,542	182,052
Fidelity® VIP Government Money Market Portfolio - Initial Class	191	—
Fidelity® VIP Growth Portfolio - Initial Class	744,025	1,266,737
LVIP American Century Balanced Fund - Standard Class II	4,337	19,640
T. Rowe Price International Stock Portfolio	3,250	1,256
5. Investments
The following is a summary of investments owned at December 31, 2024:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
BNY Mellon Stock Index Fund, Inc. - Initial Class	7,956	$79.76	$634,583	$368,552
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Class	5,440	43.56	236,964	233,932
Fidelity® VIP Asset Manager Portfolio - Initial Class	22,760	16.45	374,408	336,953
Fidelity® VIP Equity-Income Portfolio - Initial Class	24,617	26.59	654,578	573,685
Fidelity® VIP Government Money Market Portfolio - Initial Class	191	1.00	191	191
Fidelity® VIP Growth Portfolio - Initial Class	32,953	96.94	3,194,458	2,360,377
LVIP American Century Balanced Fund - Standard Class II	16,410	8.40	137,893	118,616
T. Rowe Price International Stock Portfolio	6,243	14.96	93,401	89,508
6. Changes in Units Outstanding
The change in units outstanding for the year ended December 31, 2024, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
BNY Mellon Stock Index Fund, Inc. - Initial Class	194	(1,240)	(1,046)
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Class	49	(4,364)	(4,315)
Fidelity® VIP Asset Manager Portfolio - Initial Class	—	(3,890)	(3,890)
Fidelity® VIP Equity-Income Portfolio - Initial Class	4	(1,866)	(1,862)
Fidelity® VIP Government Money Market Portfolio - Initial Class	9	—	9
Fidelity® VIP Growth Portfolio - Initial Class	277	(4,847)	(4,570)
LVIP American Century Balanced Fund - Standard Class II	23	(281)	(258)
T. Rowe Price International Stock Portfolio	—	(4)	(4)
The change in units outstanding for the year ended December 31, 2023, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Decrease
BNY Mellon Stock Index Fund, Inc. - Initial Class	—	(1,671)	(1,671)
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Class	—	(896)	(896)
Fidelity® VIP Asset Manager Portfolio - Initial Class	—	(813)	(813)
Fidelity® VIP Equity-Income Portfolio - Initial Class	5	(754)	(749)
Fidelity® VIP Growth Portfolio - Initial Class	2	(1,209)	(1,207)
LVIP American Century Balanced Fund - Standard Class II	—	(511)	(511)
T. Rowe Price International Stock Portfolio	—	(36)	(36)

7. Subsequent Events
Management evaluated subsequent events through April 24, 2025, the date at which the Variable Account’s financial statements were available to be issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of UNUM Life Insurance Company of America and Contract Owners of VA-1 Separate Account of UNUM Life Insurance Company of America

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise VA-1 Separate Account of UNUM Life Insurance Company of America (“Variable Account”), as of December 31, 2024, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2024, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Variable Account’s Auditor since at least 2009, but we are unable to determine the specific year.
Philadelphia, Pennsylvania
April 24, 2025

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
BNY Mellon Stock Index Fund, Inc. - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Asset Manager Portfolio - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Equity-Income Portfolio - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Government Money Market Portfolio - Initial Class	As of December 31, 2024	For the period from April 17, 2024 through December 31, 2024	For the period from April 17, 2024 (commencement of operations) through December 31, 2024
Fidelity® VIP Growth Portfolio - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP American Century Balanced Fund - Standard Class II	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
T. Rowe Price International Stock Portfolio	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024